VegTech Plant-based Innovation & Climate ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 96.9%	Shares	Value
Agricultural Biotech - 0.1%
Moolec Science SA (a)	5,382	$5,274

Agricultural Chemicals - 0.1%
Desert Control AS (a)(b)	7,751	4,689

Agricultural Operations - 16.7%
Dole PLC	41,699	619,230
Fresh Del Monte Produce, Inc.	6,509	163,051
Limoneira Co.	4,761	104,932
Village Farms International, Inc. (a)	56,488	64,114
		951,327

Athletic Footwear - 3.9%
On Holding AG - Class A (a)	5,428	224,828

Auto-Cars/Light Trucks - 0.7%
Tesla, Inc. (a)	184	42,701

Beverages-Non-alcoholic - 13.2%
Celsius Holdings, Inc. (a)	2,668	124,943
Monster Beverage Corp. (a)	1,748	89,935
Vita Coco Co., Inc. (a)	18,285	472,484
Vitasoy International Holdings Ltd.	92,000	66,060
		753,422

Beverages-Wine/Spirits - 0.9%
MGP Ingredients, Inc.	598	48,767

Brewery - 4.5%
Anheuser-Busch InBev SA/NV - ADR	3,082	183,379
Molson Coors Beverage Co. - Class B	1,403	74,148
		257,527

Chemicals-Specialty - 21.7%
Givaudan SA	92	451,431
International Flavors & Fragrances, Inc.	2,599	258,549
Novonesis (Novozymes) B - Class B	4,071	259,183
Sensient Technologies Corp.	3,450	269,272
		1,238,435

Containers-Paper/Plastic - 0.5%
SIG Group AG	1,311	27,557

Cosmetics & Toiletries - 3.6%
e.l.f. Beauty, Inc. (a)	1,196	206,406

Food-Misc/Diversified - 18.2%
Beyond Meat, Inc. (a)	8,970	56,331
Corbion NV	11,661	260,732
Ingredion, Inc.	2,185	271,748
Lamb Weston Holdings, Inc.	1,242	74,545
Oatly Group AB - ADR (a)	34,132	33,692
SunOpta, Inc. (a)	13,064	69,239
Tate & Lyle PLC	31,809	268,864
Valsoia SpA	552	5,831
		1,040,982

Food-Wholesale-Distribribution - 2.6%
Mission Produce, Inc. (a)	12,972	145,805

Footwear & Related Apparel - 6.4%
Crocs, Inc. (a)	2,737	367,771

Investment Companies - 0.2%
Agronomics Ltd. (a)	127,719	9,605

Machinery-Farm - 3.5%
Kubota Corp.	13,800	200,821

Textile-Products - 0.1%
Spinnova Oyj (a)	3,266	5,832
TOTAL COMMON STOCKS (Cost $4,730,002)		5,531,749

EXCHANGE-TRADED FUNDS - 1.4%
WisdomTree Floating Rate Treasury Fund	1,656	83,264
TOTAL EXCHANGE-TRADED FUNDS (Cost $83,289)		83,264

SHORT-TERM INVESTMENTS - 1.6%
Money Market Funds - 1.6%
First American Government Obligations Fund - Class X, 5.23% (c)	91,460	91,460
TOTAL SHORT-TERM INVESTMENTS (Cost $91,460)		91,460

TOTAL INVESTMENTS - 99.9% (Cost $4,904,751)		5,706,473
Other Assets in Excess of Liabilities - 0.1%		3,819
TOTAL NET ASSETS - 100.0%		$5,710,292

Percentages are stated as a percent of net assets.

AB - Aktiebolag ADR - American Depositary Receipt
AG - Aktiengesellschaft AS - Aksjeselskap
NV - Naamloze Vennootschap Oyj - Julkinen osakeyhtiö
PLC - Public Limited Company
SA - Sociedad Anónima
SA/NV - Societe Anonime/Naamloze Vennootschap
SpA - Società per Azioni

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2024, the value of these securities total $4,689 or 0.1% of the Fund’s net assets.

(c)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

VegTech Plant-based Innovation & Climate ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,531,749	$–	$–	$5,531,749
Exchange-Traded Funds	83,264	–	–	83,264
Money Market Funds	91,460	–	–	91,460
Total Investments	$5,706,473	$–	$–	$5,706,473

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of July 31, 2024
(% of Net Assets)
United States	$3,015,351	52.7%
Switzerland	703,816	12.3
Ireland	619,230	10.9
United Kingdom	268,864	4.7
Netherlands	260,732	4.6
Denmark	259,183	4.6
Japan	200,821	3.5
Belgium	183,379	3.2
Hong Kong	66,060	1.1
Canada	64,114	1.1
Sweden	33,692	0.6
Isle of Man	9,605	0.2
Finland	5,832	0.1
Italy	5,831	0.1
Luxembourg	5,274	0.1
Norway	4,689	0.1
Other Assets in Excess of Liabilities	3,819	0.1
Total Net Assets	$5,710,292	100.0%